                    OFFER TO BUY AND BILL OF SALE AGREEMENT

       This Offer to Buy and Bill of Sale Agreement ("Agreement") is made and entered into as of the Agreement Date (defined in Paragraph 1 below) by and between Motorola, Inc. a Delaware corporation, having an office at 1301 East Algonquin Road, Schaumburg, Illinois 60196 ("Motorola"), and Champion Communication Services, Inc., a Delaware (corporation) (partnership) (sole proprietorship) - Cross Out Two, with its principal office at 1111 Bagby, Suite 2121, Houston, Texas 77002 ("Buyer").

        Motorola and Buyer agree as follows:

BACKGROUND FACTS

A. Motorola has engaged providing community repeater ("CR") communication service to one or more users of that type of communications service in the Central Division area.

B. Buyer desires to make an offer to purchase the CR assets of Motorola that are listed in Exhibit A ("Property"). This document constitutes Buyer's offer to purchase the property and, if accepted by Motorola in accordance with Paragraph 1 below, this document will constitute the Offer to Buy and Bill of Sale Agreement between Buyer and Motorola whereby Buyer will purchase the property from Motorola.

OFFER TO PURCHASE TERMS AND CONDITIONS

1.      (a)     Buyer knows that Motorola may receive other offers to purchase the Property from other potential purchasers. Buyer acknowledges that until Motorola enters into a legally binding contract to sell the Property, Motorola reserves the right, in its sole discretion, to reject or disregard, now or at anytime in the future, each or any offer to purchase the property that Motorola receives from any prospective purchaser, including Buyer.

        (b) When the Schaumburg, Illinois office of the General Manager of Motorola's U.S. Domestic Network Services Division ("General Manager") has in hand an original of this Agreement that has been executed by Buyer, that shall constitute an offer by Buyer to purchase the Property from Motorola. That document shall not become a binding contract between Buyer and Motorola until the date, if any, the General Manager accepts this Agreement by sending to Buyer from the General Manager's Office a fully executed copy of the Agreement that has been signed by the General Manager ("Agreement Date"). No act or omission by Motorola which occurs prior to the Agreement Date can be characterized by anyone to either constitute acceptance of this Agreement by Motorola or otherwise create a claim in anyone related in any way to the subject matter of this Agreement.

2.      (a)     For and in consideration of Buyer's payment of the amount set forth in paragraph 3 below, Motorola agrees to sell to buyer the Property listed on Exhibit A. The Closing Date for the purchase and sale of the Property shall be Dec. 15, 1994 ("Closing Date").

        (b) On the Closing Date, Motorola will deliver to Buyer title to the Property free and clear of all financial liens and encumbrances, charges or title retention, or other security arrangements.

3. As full payment for the property, buyer shall pay Motorola an amount equal to the sum of ($270,000) Dollars ("Purchase Price"). Within seven (7) days after the Agreement Date, Buyer shall pay Motorola a deposit of Twenty-Five Percent (25%), ($67,500.00) Dollars in cash by certified check.
At least fifteen days prior to the Closing Date, Buyer shall pay Motorola the remainder of the Purchase Price ($202,500) Dollars in cash by certified check. That payment shall be a condition precedent to Motorola's obligation to sell the Property to Buyer on the Closing Date.

4. All property is sold F.O.B. its current physical location (e.g. antenna site) as of the Closing Date. Buyer is responsible for all costs and arrangements associated with transferring the Property to Buyer, including, if applicable, dismantling the Property (including labor and material), and loading, transporting, and removing it from the F.O.B. point. Buyer assumes sole responsibility for safety in securing the load(s), and for clearing up any debris generated by Buyer's actions in loading or removing the property from F.O.B. point.

5. Buyer shall comply with all federal, state, local, and OSHA regulations. While at any Motorola site, Buyer shall comply with all Motorola's rules which may be imposed from time to time.

6.      (a)     WITH THE EXCEPTION OF THE WARRANTY OF TITLE STATED IN PARAGRAPH
2B ABOVE, MOTOROLA SELLS ALL OF THE PROPERTY "AS IS - WHERE IS", AND MAKES NO GUARANTY, WARRANTY, OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO CHARACTER, QUALITY, CONDITION, WEIGHT, SIZE, OR DESCRIPTION OF ANY PROPERTY, ITS MERCHANTABILITY, ITS FITNESS FOR ANY USE OR PURPOSE, OR OTHERWISE.

        (b) BUYER AGREES THAT FULL OPPORTUNITY WAS GIVEN TO MAKE INSPECTION OF THE PROPERTY AT BUYER'S SOLE EXPENSE. FAILURE TO INSPECT WILL NOT CONSTITUTE GROUNDS FOR ANY CLAIMS AGAINST MOTOROLA OR ITS ASSIGNS. BUYER ACKNOWLEDGES THAT A USER SUMMARY MAY CONTAIN ERRORS AND OMISSIONS.

        (c) MOTOROLA MAKES NO REPRESENTATION OR WARRANTY ABOUT THE PAST PROFITABILITY OR LOSSES OR REVENUE OR EXPENSES IN THE BUSINESS OPERATION WHICH USED THE PROPERTY, AND MOTOROLA ALSO MAKES NO REPRESENTATION OR WARRANTY ABOUT THE POSSIBLE CONTRIBUTION (OR LACK OF IT) ANY OR ALL OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, EACH USER SUMMARY OR ANY INFORMATION MOTOROLA PROVIDES WHICH RELATES IN ANY WAY TO A USER SUMMARY) MIGHT MAKE TO BUYER'S REVENUE, EXPENSES, PROFITABILITY OR LOSSES SHOULD BUYER USE THE PROPERTY IN A SIMILAR BUSINESS ENTERPRISE OR OTHERWISE.

7. Buyer agrees that Motorola will not be required to make available any documentation, reports, drawings, or instruction manuals of the Property.

8. The purchase price set forth in Paragraph 3 herein is exclusive of, and buyer shall be responsible for, all taxes, levies, assessments, and the like arising out of, or in any way connected with, this Agreement or the sale, dismantling, loading, transportation, removal, possession, or use of the Property.

9. Subject to Paragraph 10, risk of loss, damage or destruction of the Property or any part thereof from any cause shall be upon Motorola until the Closing Date. In the event the Property or any material part thereof is lost, damaged or destroyed when the risk of loss is upon Motorola, Buyer shall have the right to terminate this Agreement by written notice to Motorola and upon such termination, there shall be no further liability on the part of either party under this Agreement. However, if only a portion (i.e. less than fifty percent (50%) of the total value of the property) of the property is lost, damaged or destroyed as aforesaid, Buyer will be obligated to consummate the purchase of the remaining property and the value of the Property that is lost, damaged or destroyed shall be deducted from the purchase price. Notwithstanding the foregoing, if the Property is damaged or destroyed as a direct result of the negligence of Buyer, Buyer shall, at Motorola's option, repair or replace the damaged or destroyed Property.

10. If the property shall, at Motorola's discretion, be loaded and held for payment, risk of loss shall pass to Buyer upon such loading or the Closing Date, whichever occurs earlier, and other costs that may accrue in respect to such loading will be for Buyer's account.

11.     (a)     Buyer acknowledges that Motorola Does not warrant that any of the current users of any CR reflected in any User Summary or otherwise will continue to use, now or in the future, any CR Property being purchased by Buyer. Likewise, Motorola makes no representation that any CR communication service user agreement between Motorola and any CR user will assigned to Buyer or continued in force for any time period whatsoever.

        (b) Buyer also acknowledges that Motorola has not made any representation of any kind regarding potential costs of CR operation or use or future availability of antenna sites that may relate in anyway to Buyer's use of any CR. In that regard, Buyer understands that this agreement does not now and will not at anytime in the future, create in Buyer any right, title or interest in or any claim whatsoever to any antenna site where any item Property to be sold may be relocated.

12.     (a)     Motorola shall be excused for any delay in performance due to acts of God, war, riot, insurrection, fires, flood, accidents, strikes, differences with workers delays in transportation, shortage of furl, labor or material or other circumstances or cause beyond the control of Motorola in reasonable conduct of the business.

        (b) IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS AGREEMENT.

13. There are no understandings between the parties hereto as to the subject matter of this Agreement other than as set forth herein. All previous communications about the subject matter of this Agreement, either oral or written, are hereby abrogated and withdrawn, and this Agreement constitutes the entire agreement between the parties. No terms, conditions, understandings, or agreements purporting to modify or vary the terms of this document shall be binding unless hereafter made in writing and signed by both parties hereto. Buyer may not assign this Agreement or any of its interest or rights under this Agreement without Motorola's prior written consent. Buyer acknowledges that this Agreement does not effect in any way, any other contract for Motorola products or services between Buyer and Motorola, if any, and it does not create any express or implied obligations on Motorola to establish any other contractual relationships with Buyer.

14. THIS AGREEMENT IS DEEMED BY THE PARTIES TO HAVE BEEN ENTERED INTO IN ILLINOIS; AND THIS AGREEMENT INTERPRETATION, CONSTRUCTION AND THE RIGHTS, DUTIES AND REMEDIES FOR ITS ENFORCEMENT OR BREACH ARE TO BE DECIDED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS, AND ASSIGNS, AND MAY BE EXECUTED IN TWO OR MORE DUPLICATE ORIGINALS, EACH OF WHICH SHALL TOGETHER CONSTITUTE ONE AND THE SAME AGREEMENT.

15. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions hereof.

16. The following exhibits are attached hereto and incorporated into this Agreement by this reference:

        A.      Detailed List of CR Assets; User Summary(s)

        Each of the parties to this Agreement have executed this Agreement on the execution dates shown below. The parties agree that the effective date of this Agreement shall be the Agreement Date.

(BUYER'S COMPANY NAME)                      MOTOROLA, INC.
CHAMPION COMMUNICATION SERVICES, INC.
Buyer                                       Motorola
Execution Date:  October 5, 1994            Execution Date:  10-13-94

By:  /s/ DAVID A. TERMAN                    By: /s/ JOE VESTAL
    -------------------------------            ---------------------------------
     David A. Terman                         Joe Vestal, V.P., General Manager
                                             U.S. Domestic Network Services
Title:  President                            Division

By:  /s/ MARY GARNER
    -------------------------------
  Corporate Secretary / Witness
  (as applicable)

EXHIBIT A -- OFFER TO BUY AND BILL OF SALE AGREEMENT
LIST OF COMMUNITY REPEATER ASSETS

BUYER INITIALS: DAT

MOTOROLA'S INITIALS:

  ----------------
  | 800 MHZ C/R  |
  ----------------                          Approximate                                          A/S
St. Site                  C/R #   P/L #    Users   Units   Frequency   Latitude    Longitude     LEASE     TX/RX
--------                  -----   -----    -----   -----   ---------   --------    ---------    -------    -----
IL Batavia             1    295   0648C      2      14      851.0625   41-50-22    88-17-43     Motorola     No
IL Batavia             1    772   1118C      2       6      854.7375   41-50-22    88-17-43     Motorola     No
IL Batavia             1    801   1146C      5      45      853.8125   41-50-22    88-17-43     Motorola     No
Il Elgin               1    775   1121C      3      17      852.2375   42-02-43    88-15-35     Motorola     Yes
IL Lake Zurich         1   1026   0416C      1       9      854.2125   42-14-10    88-03-53     Motorola     No
IL Lake Zurich         1    458   0810C      4      28      851.7625   42-14-10    88-03-53     Motorola     No
IL Lake Zurich         1    523   0872C      2      12      852.8875   42-14-10    88-03-53     Motorola     No
IL Lake Zurich         1    631   0979C      1      15      853.6875   42-14-10    88-03-53     Motorola     No
IL Lockport            1    649   0998C      3      59      853.5375   41-37-27    88-00-17     Motorola     Yes
IL McHenry             1    650   1000C      5      40      852.3125   42-21-20    88-19-00     Motorola     Yes
IL Orland Park         1    476   0828C      1       3      851.6625   41-35-17    87-51-51     Motorola     Yes
IL Sears               1   1025   0415C      5      46      852.0125   41-52-44    87-38-10     Motorola     No
IL Sears               1    255   0606C      1       9      851.1125   41-52-44    87-38-10     Motorola     No
IL Sears               1    256   0607C      3      24      851.0875   41-52-44    87-38-10     Motorola     No
IL Sears               1    293   0646C      1      20      851.2375   41-52-44    87-38-10     Motorola     No
IL Sears               1    294   0647C      2      32      851.2125   41-52-44    87-38-10     Motorola     No
IL Sears               1    365   0721C      1      61      854.3125   41-52-44    87-38-10     Motorola     No
IL Sears               1    366   0722C      4      23      851.2875   41-52-44    87-38-10     Motorola     No
IL Sears               1    368   0724C      3      12      851.5375   41-52-44    87-38-10     Motorola     No
IL Sears               1    387   0743C      1      56      852.0375   41-52-44    87-38-10     Motorola     No
IL Sears               1    389   0745C      2      71      851.3625   41-52-44    87-38-10     Motorola     No
IL Sears               1    390   0746C      5      57      852.1375   41-52-44    87-38-10     Motorola     No
IL Sears               1    391   0747C      3      48      851.7125   41-52-44    87-38-10     Motorola     No
IL Sears               1    392   0748C      3      34      851.8125   41-52-44    87-38-10     Motorola     No
IL Sears               1    443   0796C      3      15      852.2125   41-52-44    87-38-10     Motorola     No
IL Sears               1    527   0875C      4      22      852.0875   41-52-44    87-38-10     Motorola     No
IL Sears               1    541   0889C      1      37      853.0125   41-52-44    87-38-10     Motorola     No
IL Sears               1    574   0923C      5      36      852.6875   41-52-44    87-38-10     Motorola     No
IL Sears               1    580   0927C      3      31      852.8375   41-52-44    87-38-10     Motorola     No
IL Sears               1    581   0928C      3      36      852.7125   41-52-44    87-38-10     Motorola     No
IL Sears               1    590   0938C      1      19      853.0875   41-52-44    87-38-10     Motorola     No
IL Sears               1    591   0939C      3      22      853.1375   41-52-44    87-38-10     Motorola     No
IL Sears               1    606   0956C      2      24      853.3625   41-52-44    87-38-10     Motorola     No
IL Sears               1    611   0960C      1      30      852.1625   41-52-44    87-38-10     Motorola     No
IL Sears               1    681   1028C      4      56      853.5625   41-52-44    87-38-10     Motorola     No
IL Sears               1    682   1029C      2      35      853.5125   41-52-44    87-38-10     Motorola     No
IL Sears               1    683   1030C      2      75      853.6625   41-52-44    87-38-10     Motorola     No
IL Sears               1    684   1031C      3      21      853.8625   41-52-44    87-38-10     Motorola     No
IL Sears               1    686   1032C      1       6      853.6125   41-52-44    87-38-10     Motorola     No
IL Sears               1    687   1033C      2      23      854.2625   41-52-44    87-38-10     Motorola     No
IL Sears               1    766   1112C      1       2      854.7125   41-52-44    87-38-10     Motorola     No
IL Sears               1    778   1122C      1      22      854.5875   41-52-44    87-38-10     Motorola     No
WI Pleasant Prairie    1    473   0825C      4      25      851.6625   42-30-36    87-53-11     Motorola     Yes
IN Rossville           1    820   1166C      2      17      855.4375   40-23-20    86-36-46     Motorola     Yes
MN Minneapolis         1    385   0741C      2      10      851.1625   44-58-30    93-16-30     Motorola     No
MN Minneapolis         1    804   1149C      1      78      851.4125   41-58-36    93-16-11     Motorola     No
MN Minneapolis         1    871   1220C      2       8      851.5375   41-58-36    93-16-11     Motorola     No
MN Minneapolis         1    961   1312C      1       3      851.8375   41-58-36    93-16-11     Motorola     No
MO Clayton             1    339   0694C      1       9      851.0125   38-38-51    90-20-13     Motorola     No
MO Clayton             1    674   1021C      2      27      851.0875   90-20-13    90-20-13     Motorola     No
MO Kansas City         1     14   2270C      5      29      851.0375   39-05-58    94-34-57     Motorola     No
OH Amherst             1    587   8024C      2       8      863.1375   41-41-03    81-02-34     Direct       Yes
OH Dayton              1    633   5056C      3      27      851.0375   39-43-51    84-15-47     Motorola     No
OH Newark              1   1101   8072C      3      27      852.4125   40-04-50    82-21-51     Motorola     No

        TOTAL         54                   133    1521